CONSOLIDATED STATEMENT OF INCOME - USD ($) shares in Millions, $ in Millions	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
CONSOLIDATED STATEMENTS OF INCOME
Net revenues	$ 4,810	$ 4,982
Cost of sales	2,019	2,146
Gross profit	2,791	2,836
Research and development expenses	389	332
Selling and marketing expenses	839	922
General and administrative expenses	304	307
Impairments restructuring and others	119	299
Legal Settlements And Loss Contingencies	(25)	227
Operating income	1,165	749
Financial expenses - net	298	192
Income before income taxes	867	557
Income taxes	228	104
Share in losses of associated companies - net	6	9
Net income	633	444
Net loss attributable to non-controlling interests	(3)	(2)
Net income attributable to Teva	636	446
Dividends on preferred shares.	66	0
Net income attributable to ordinary shareholders	$ 570	$ 446
Weighted average number of shares (in millions):
Basic	913	851
Diluted	920	859
Earnings per share attributable to ordinary shareholders:
Basic	$ 0.62	$ 0.52
Diluted	$ 0.62	$ 0.52